CLOUGH GLOBAL DIVIDEND AND INCOME FUND (NYSE MKT: GLV) PRESS RELEASE	1290 Broadway Suite 1100 Denver, Colorado 80203 1.877.256.8445

FOR IMMEDIATE RELEASE November 30, 2018

CLOUGH GLOBAL DIVIDEND AND INCOME FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On November 30, 2018, the Clough Global Dividend and Income Fund (NYSE MKT: GLV) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.1063 per share to shareholders of record at the close of business on November 20, 2018.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0123	11.57%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0580	54.56%
Return of Capital or other Capital Source	0.0360	33.87%
Total (per common share)	0.1063	100.00%
Fiscal Year-to-Date Cumulative Distributions from:
	Per Share ($)%
Net Investment Income	0.0123	11.57%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0580	54.56%
Return of Capital or other Capital Source	0.0360	33.87%
Total (per common share)	0.1063	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2017 through 10/31/2018)
Annualized Distribution Rate as a Percentage of NAV^	10.17%
Cumulative Distribution Rate on NAV^+	0.85%
Cumulative Total Return on NAV*	-5.18%

Average Annual Total Return on NAV for the 5 Year Period Ending 10/31/2018**	3.66%

Past performance is not indicative of future results.

^	Based on the Fund's NAV as of October 31, 2018.

+	Cumulative distribution rate is based on distributions paid to date for the period November 1, 2018 through November 30, 2018.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2017 through October 31, 2018.

**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

ALPS Portfolio Solutions Distributor, Inc. FINRA Member Firm.

CLO001447 11/30/2019

CLOUGH GLOBAL DIVIDEND AND INCOME FUND (NYSE MKT: GLV) PRESS RELEASE	1290 Broadway Suite 1100 Denver, Colorado 80203 1.877.256.8445

FOR IMMEDIATE RELEASE December 31, 2018

CLOUGH GLOBAL DIVIDEND AND INCOME FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On December 31, 2018, the Clough Global Dividend and Income Fund (NYSE MKT: GLV) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.1048 per share to shareholders of record at the close of business on December 21, 2018.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0367	35.02%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0681	64.98%
Total (per common share)	0.1048	100.00%
Fiscal Year-to-Date Cumulative Distributions from:
	Per Share ($)%
Net Investment Income	0.0490	23.21%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0580	27.48%
Return of Capital or other Capital Source	0.1041	49.31%
Total (per common share)	0.2111	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2018 through 11/30/2018)
Annualized Distribution Rate as a Percentage of NAV^	9.88%
Cumulative Distribution Rate on NAV^+	1.66%
Cumulative Total Return on NAV*	-3.45%

Average Annual Total Return on NAV for the 5 Year Period Ending 11/30/2018**	3.56%

Past performance is not indicative of future results.

^	Based on the Fund’s NAV as of November 30, 2018.

+	Cumulative distribution rate is based on distributions paid to date for the period November 1, 2018 through December 31, 2018.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2018 through November 30, 2018.

**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

ALPS Portfolio Solutions Distributor, Inc. FINRA Member Firm.

CLO001464 12/31/2019

CLOUGH GLOBAL DIVIDEND AND INCOME FUND (NYSE MKT: GLV) PRESS RELEASE	1290 Broadway Suite 1100 Denver, Colorado 80203 1.877.256.8445

FOR IMMEDIATE RELEASE January 31, 2019

CLOUGH GLOBAL DIVIDEND AND INCOME FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On January 31, 2019, the Clough Global Dividend and Income Fund (NYSE MKT: GLV) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.1003 per share to shareholders of record at the close of business on January 22, 2019.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0149	14.86%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0854	85.14%
Total (per common share)	0.1003	100.00%
Fiscal Year-to-Date Cumulative Distributions from:
	Per Share ($)%
Net Investment Income	0.0639	20.52%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0580	18.63%
Return of Capital or other Capital Source	0.1895	60.85%
Total (per common share)	0.3114	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2018 through 12/31/2018)
Annualized Distribution Rate as a Percentage of NAV^	10.20%
Cumulative Distribution Rate on NAV^+	2.64%
Cumulative Total Return on NAV*	-4.07%

Average Annual Total Return on NAV for the 5 Year Period Ending 12/31/2018**	2.05%

Past performance is not indicative of future results.

^	Based on the Fund’s NAV as of December 31, 2018.

+	Cumulative distribution rate is based on distributions paid to date for the period November 1, 2018 through January 31, 2019.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2018 through December 31, 2018.

**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

ALPS Portfolio Solutions Distributor, Inc. FINRA Member Firm.

CLO001473 1/31/2020

CLOUGH GLOBAL DIVIDEND AND INCOME FUND (NYSE MKT: GLV) PRESS RELEASE	1290 Broadway Suite 1100 Denver, Colorado 80203 1.877.256.8445

FOR IMMEDIATE RELEASE February 28, 2019

CLOUGH GLOBAL DIVIDEND AND INCOME FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On February 28, 2019, the Clough Global Dividend and Income Fund (NYSE MKT: GLV) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0998 per share to shareholders of record at the close of business on February 19, 2019.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0998	100.00%
Total (per common share)	0.0998	100.00%
Fiscal Year-to-Date Cumulative Distributions from:
	Per Share ($)%
Net Investment Income	0.0639	15.54%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0580	14.10%
Return of Capital or other Capital Source	0.2893	70.36%
Total (per common share)	0.4112	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2018 through 1/31/2019)
Annualized Distribution Rate as a Percentage of NAV^	9.78%
Cumulative Distribution Rate on NAV^+	3.36%
Cumulative Total Return on NAV*	0.50%

Average Annual Total Return on NAV for the 5 Year Period Ending 1/31/2019**	3.29%

Past performance is not indicative of future results.

^	Based on the Fund’s NAV as of January 31, 2019.

+	Cumulative distribution rate is based on distributions paid to date for the period November 1, 2018 through February 28, 2019.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2018 through January 31, 2019.

**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

ALPS Portfolio Solutions Distributor, Inc. FINRA Member Firm.

CLO001485 2/28/2020

CLOUGH GLOBAL DIVIDEND AND INCOME FUND (NYSE MKT: GLV) PRESS RELEASE	1290 Broadway Suite 1100 Denver, Colorado 80203 1.877.256.8445

FOR IMMEDIATE RELEASE March 29, 2019

CLOUGH GLOBAL DIVIDEND AND INCOME FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On March 29, 2019, the Clough Global Dividend and Income Fund (NYSE MKT: GLV) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.1032 per share to shareholders of record at the close of business on March 21, 2019.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.1032	100.00%
Total (per common share)	0.1032	100.00%
Fiscal Year-to-Date Cumulative Distributions from:
	Per Share ($)%
Net Investment Income	0.0639	12.42%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0580	11.28%
Return of Capital or other Capital Source	0.3925	76.30%
Total (per common share)	0.5144	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2018 through 2/28/2019)
Annualized Distribution Rate as a Percentage of NAV^	9.99%
Cumulative Distribution Rate on NAV^+	4.15%
Cumulative Total Return on NAV*	2.62%

Average Annual Total Return on NAV for the 5 Year Period Ending 2/28/2019**	2.94%

Past performance is not indicative of future results.

^	Based on the Fund’s NAV as of February 28, 2019.

+	Cumulative distribution rate is based on distributions paid to date for the period November 1, 2018 through March 31, 2019.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2018 through February 28, 2019.

**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

ALPS Portfolio Solutions Distributor, Inc. FINRA Member Firm.

CLO001492 3/31/2020

CLOUGH GLOBAL DIVIDEND AND INCOME FUND (NYSE MKT: GLV) PRESS RELEASE	1290 Broadway Suite 1100 Denver, Colorado 80203 1.877.256.8445

FOR IMMEDIATE RELEASE April 30, 2019

CLOUGH GLOBAL DIVIDEND AND INCOME FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On April 30, 2019, the Clough Global Dividend and Income Fund (NYSE MKT: GLV) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.1034 per share to shareholders of record at the close of business on April 22, 2019.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.1034	100.00%
Total (per common share)	0.1034	100.00%
Fiscal Year-to-Date Cumulative Distributions from:
	Per Share ($)%
Net Investment Income	0.0639	10.34%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0580	9.39%
Return of Capital or other Capital Source	0.4959	80.27%
Total (per common share)	0.6178	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2018 through 3/31/2019)
Annualized Distribution Rate as a Percentage of NAV^	9.94%
Cumulative Distribution Rate on NAV^+	4.95%
Cumulative Total Return on NAV*	4.24%

Average Annual Total Return on NAV for the 5 Year Period Ending 3/31/2019**	3.54%

Past performance is not indicative of future results.

^	Based on the Fund’s NAV as of March 31, 2019.

+	Cumulative distribution rate is based on distributions paid to date for the period November 1, 2018 through April 30, 2019.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2018 through March 31, 2019.

**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

ALPS Portfolio Solutions Distributor, Inc. FINRA Member Firm.

CLO001503 4/30/2020